CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : December 1998

Beginning of the Month Principal Receivables :                                                              10,892,024,042.16
                                                                                                        ---------------------
Beginning of the Month Finance Charge Receivables :                                                            331,740,517.57
                                                                                                        ---------------------
Beginning of the Month Discounted Receivables :                                                                          0.00
                                                                                                        ---------------------
Beginning of the Month Total Receivables :                                                                  11,223,764,559.73
                                                                                                        ---------------------

Removed Principal Receivables :                                                                                          0.00
                                                                                                        ---------------------
Removed Finance Charge Receivables :                                                                                     0.00
                                                                                                        ---------------------
Removed Total Receivables :                                                                                              0.00
                                                                                                        ---------------------

Additional Principal Receivables :                                                                             203,675,481.96
                                                                                                        ---------------------
Additional Finance Charge Receivables :                                                                            151,109.30
                                                                                                        ---------------------
Additional Total Receivables :                                                                                 203,826,591.26
                                                                                                        ---------------------

Discounted Receivables Generated this Period                                                                             0.00
                                                                                                        ---------------------

End of the Month Principal Receivables :                                                                    11,006,835,466.77
                                                                                                        ---------------------
End of the Month Finance Charge Receivables :                                                                  333,284,425.04
                                                                                                        ---------------------
End of the Month Discounted Receivables :                                                                                0.00
                                                                                                        ---------------------
End of the Month Total Receivables :                                                                        11,340,119,891.81
                                                                                                        ---------------------

Excess Funding Account Balance                                                                                           0.00
                                                                                                        ---------------------
Adjusted Invested Amount of all Master Trust Series                                                         10,138,963,315.57
                                                                                                        ---------------------

End of the Month Seller Percentage                                                                                      7.88%
                                                                                                        ---------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : December 1998                                                ACCOUNTS                        RECEIVABLES
                                                                              --------                        -----------

End of the Month Delinquencies :
     30 - 59 Days Delinquent                                                          149,943                  200,163,419.12
                                                                        ---------------------           ---------------------
     60 - 89 Days Delinquent                                                           82,793                  123,563,346.46
                                                                        ---------------------           ---------------------
     90 + Days Delinquent                                                             160,210                  244,860,362.92
                                                                        ---------------------           ---------------------

     Total 30 + Days Delinquent                                                       392,946                  568,587,128.50
                                                                        ---------------------           ---------------------

Delinquencies 30+ Days as a Percent of End of the Month
  Total Receivables                                                                                                     5.01%
                                                                                                        ---------------------

Defaulted Accounts During the Month                                                    50,882                   55,510,833.34
                                                                        ---------------------           ---------------------

Annualized Default Rate as a Percent of Beginning of the
  Month Principal Receivables                                                                                           6.12%
                                                                                                        ---------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : December 1998                                                   COLLECTIONS                      PERCENTAGES
                                                                                 -----------                      -----------

Total Collections and Gross Payment Rate                                          1,248,670,626.87                           11.13%
                                                                             ---------------------            ---------------------

Collections of Principal Receivables and Principal Payment Rate                   1,048,068,253.42                            9.62%
                                                                             ---------------------            ---------------------

     Prior Month Billed Finance Charge and Fees                                     168,362,143.26
                                                                             ---------------------
     Amortized AMF Income                                                            11,258,952.50
                                                                             ---------------------
     Interchange Collected                                                           14,006,182.67
                                                                             ---------------------
     Recoveries of Charged Off Accounts                                              13,091,671.39
                                                                             ---------------------
     Collections of Discounted Receivables                                                    0.00
                                                                             ---------------------

Collections of Finance Charge Receivables and Annualized Yield                      206,718,949.82                           22.77%
                                                                             ---------------------            ---------------------

CAPITAL ONE TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : December 1998

Beginning Unamortized AMF Balance                                                                                     65,161,410.67
                                                                                                              ---------------------
+    AMF Slug                                                                               727.67
                                                                             ---------------------
+    AMF Collections                                                                  5,142,376.13
                                                                             ---------------------
-    Amortized AMF Income                                                            11,258,952.50
                                                                             ---------------------
Ending Unamortized AMF Balance                                                                                        59,045,561.97
                                                                                                              ---------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : December 1998

Gross Principal Payment Rate                                                                 9.62%
                                                                             ---------------------

May 17, 1994   3% Discount of Addition                                                                                50,184,973.92
                                                                                                              ---------------------
     Total Discounted Receivables Collections as of Beginning of Month               50,184,973.92
                                                                             ---------------------
     Collections of Discounted Receivables Current Month                                      0.00
                                                                             ---------------------
Discounted Receivables to be Collected                                                                                         0.00
                                                                                                              ---------------------









                                               /s/ Douglas C.H. Adamson
                                               ---------------------------------
                                               Douglas C.H. Adamson
                                               Securitization Manager


                                                                    Page 8 of 42